                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                      No. 1

                                 CURRENT REPORT

                               ------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 7, 2001

                              SL GREEN REALTY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MARYLAND
                            (STATE OF INCORPORATION)

              1-13199                                          13-3956775
      (COMMISSION FILE NUMBER)                         (IRS EMPLOYER ID. NUMBER)

       420 Lexington Avenue                                      10170
        New York, New York                                     (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 594-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant herby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated June 7, 2001 (filed with the Securities and Exchange Commission on June 18, 2001), as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) FINANCIAL STATEMENTS OF PROPERTY ACQUIRED AND PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Pro Forma Balance Sheet
         (Unaudited) as of March 31, 2001...............................      F4
Pro Forma Income Statement
         (Unaudited) for the three months ended March 31, 2001..........      F5
Pro Forma Income Statement
         (Unaudited) for the year ended December 31, 2000 ..............      F6

Notes to Pro Forma Financial Information ...............................      F7

Report of Independent Auditors..........................................      F8

Statements of Revenues and Certain Expenses of 317 Madison Avenue
         for the three months ended March 31, 2001 (unaudited)
         and the year ended December 31, 2000...........................      F9

Notes to Statements of Revenues and Certain Expenses....................     F10


(c) EXHIBITS
      None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SL GREEN REALTY CORP.

                                            By:    /s/ Thomas E. Wirth
                                               ----------------------------
                                                       Thomas E. Wirth
                                               Chief Financial Officer

Date:  July 13, 2001





                                       F2

                              SL GREEN REALTY CORP.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

      The unaudited pro forma consolidated balance sheet of SL Green Realty Corp. (the "Company") as of March 31, 2001 has been prepared as if the Company's acquisition of the fee interest in 317 Madison Avenue ("317 Madison") had been consummated on March 31, 2001. The unaudited pro forma consolidated income statements for the year ended December 31, 2000 and the three months ended March 31, 2001 are presented as if the Company's acquisition of 317 Madison occurred on January 1, 2000 and the effect was carried forward through the year and the three month period.

      On June 7, 2001, the Company announced that it had acquired the 450,000 square foot, 22-story office building at 317 Madison, New York, New York. The property 317 Madison is located at the Northeast corner of Madison Avenue and 42nd Street in the Grand Central sub-market of midtown Manhattan.

      The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of 317 Madison had occurred on January 1, 2000 and period indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's 2000 Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001.

                                       F3

                              SL GREEN REALTY CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001
                                   (UNAUDITED)
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                              SL GREEN REALTY
                                                   CORP.            PURCHASE OF       COMPANY
                                                 HISTORICAL         317 MADISON   PROFORMA ADJUSTED
                                                    (A)                 (B)

ASSETS:
Commerical real estate properties at cost:
Land and land interests                           $   165,814      $    21,120     $   186,934
Buildings and improvements                            785,280           84,480         869,760
Building leasehold                                    140,951                          140,951
Property under capital lease                           12,208                           12,208
                                                  -----------      -----------     -----------
                                                    1,104,253          105,600       1,209,853
Less accumulated depreciation                         (81,409)                         (81,409)
                                                  -----------      -----------     -----------
                                                    1,022,844          105,600       1,128,444
Properties held for sale                               82,153                           82,153
Cash and cash equivalents                               8,078                            8,078
Restricted cash                                        43,445                           43,445
Tenant and other receivables,
   net of allowance of $2,141                           8,940                            8,940
Related party receivables                               1,046                            1,046
Deferred rents receivable, net of
   allowance for tenant credit loss of $5,334          46,843                           46,843
Investment in and advances to affiliates                6,919                            6,919
Mortgage loans receivable and preferred
   equity investment, net of $2,562  discount          92,982                           92,982
Investments in unconsolidated joint ventures           72,673                           72,673
Deferred costs, net                                    40,940                           40,940
Other assets                                           16,650                           16,650
                                                  -----------      -----------     -----------
Total Assets                                      $ 1,443,513      $   105,600     $ 1,549,113
                                                  ===========      ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                            $   528,535                      $   528,535
Revolving credit facilities                           211,926      $   105,600         317,526
Derivative Instruments at fair value                    2,814                            2,814
Accrued interest payable                                3,676                            3,676
Accounts payable and accrued expenses                  22,122                           22,122
Deferred compensation awards                            1,838                            1,838
Deferred revenue                                        2,073                            2,073
Capitalized lease obligations                          15,369                           15,369
Deferred land lease payable                            13,512                           13,512
Dividend and distributions payable                     12,746                           12,746
Security deposits                                      20,137                           20,137
                                                  -----------      -----------     -----------
Total liabilities                                     834,748          105,600         940,348
Commitments and Contingencies
Minority interest in Operating Partnership             43,062                           43,062
8% Preferred Income Equity
Redeemable Shares(SM) $0.01 par
   value $25.00 mandatory liquidation
   preference, 25,000 authorized and 4,600
   outstanding at March 31, 2001                      110,888                          110,888
STOCKHOLDERS' EQUITY
Common stock, $0.01 par value
   100,000 shares authorized,
   24,705 issued and outstanding at
   March 31, 2001                                         248                              248
Additional paid - in capital                          433,482                          433,482
Deferred compensation plans                            (8,393)                          (8,393)
Officers' loans net                                    (1,007)                          (1,007)
Accumulated other comprehensive loss                   (2,409)                          (2,409)
Retained earnings                                      32,894                           32,894
                                                  -----------      -----------     -----------
Total stockholders' equity                            454,815                          454,815
                                                  -----------      -----------     -----------
Total liabilities and stockholders' equity        $ 1,443,513      $   105,600     $ 1,549,113
                                                  ===========      ===========     ===========


The accompanying notes are an integral part of these pro forma financial statements.

                                       F4

                              SL GREEN REALTY CORP.
                     PRO FORMA CONSOLIDATED INCOME STATEMENT
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2001
                                   (UNAUDITED)
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                   SL GREEN REALTY    317 MADISON   PRO FORMA      COMPANY
                                                   CORP HISTORICAL    ACQUISITION   ADJUSTMENTS   PRO FORMA
                                                         (A)              (B)

REVENUES
Rental revenue                                          $ 55,003      $  2,856      $     (8)(C)  $ 57,851
Escalation and reimbursement revenues                      8,057           499                       8,556
Signage rent                                                 350            --                         350
Investment income                                          3,274            --                       3,274
Other income                                                 310            43                         353
                                                        --------      --------      --------      --------
Total revenues                                            66,994         3,398            (8)       70,384
                                                        --------      --------      --------      --------

EXPENSES
Operating expenses including $893 to affiliates           15,826         1,216                      17,042
Real estate taxes                                          8,180           473                       8,653
Ground rent                                                3,159            --                       3,159
Interest                                                  13,897            --         1,444 (D)    15,341
Depreciation and amortization                              9,720            --           528 (E)    10,248
Marketing, general and administrative                      3,547            --                       3,547
                                                        --------      --------      --------      --------
Total expenses                                            54,329         1,689         1,972        57,990
                                                        --------      --------      --------      --------

Income before equity in net loss
  from affiliates, equity in net income of
  unconsolidated joint ventures, gain
  on sale, minority interest and
  extraordinary items                                     12,665         1,709        (1,980)       12,394
Equity in net loss from affiliates                          (269)                                     (269)
Equity in net income of unconsolidated
  joint ventures                                           1,513                                     1,513
Gain on sale of rental property                            1,514                                     1,514
                                                        --------      --------      --------      --------
Income before minority interest,
  extraordinary item and
  cumulative effect adjustment                            15,423         1,709        (1,980)       15,152
Minority interest in operating property                   (1,081)         (145)          168 (F)    (1,058)
                                                        --------      --------      --------      --------

Income before extraordinary item and
  cumulative effect adjustment                            14,342         1,564        (1,812)       14,094
Extraordinary items, net of minority interest of $8          (98)                                      (98)
  Cumulative effect of change in
     accounting principle                                   (532)                                     (532)
                                                        --------      --------      --------      --------
Net income                                                13,712         1,564        (1,812)       13,464
Preferred stock dividends                                 (2,300)                                   (2,300)
Preferred stock accretion                                   (114)                                     (114)
                                                        --------      --------      --------      --------
Net income available to common shareholders             $ 11,298      $  1,564      $ (1,812)     $ 11,050
                                                        ========      ========      ========      ========
BASIC EARNINGS PER SHARE:(G)
Income before extraordinary item
  and cumulative effect adjustment                      $   0.48                                  $   0.47
Extraordinary items                                           --                                        --
Cumulative effect of change in accounting principle        (0.02)                                    (0.02)
                                                        --------                                  --------
Net income                                              $   0.46                                  $   0.45
                                                        ========                                  ========
DILUTED EARNINGS PER SHARE:(G)
Income before extraordinary item
and cumulative effect adjustment                        $   0.47                                  $   0.46
Extraordinary item                                            --                                        --
Cumulative effect of change in accounting principle        (0.02)                                    (0.02)
                                                        --------                                  --------
Net income                                              $   0.45                                  $   0.44
                                                        ========                                  ========
Basic weighted average common shares outstanding          24,639                                    24,639
                                                        ========                                  ========
Diluted weighted average common shares and
  common share equivalents outstanding                    27,403                                    27,403
                                                        ========                                  ========

The accompanying notes are an integral part of these pro forma financial statements

                                       F5

                              SL GREEN REALTY CORP.
                     PRO FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                      SL GREEN REALTY     317 MADISON     PRO FORMA        COMPANY
                                                      CORP HISTORICAL     ACQUISITION    ADJUSTMENTS      PRO FORMA
                                                            (A)               (B)

REVENUES
Rental revenue                                            $ 189,048      $  11,000      $     416(C)      $ 200,464
Escalation and reimbursement revenues                        24,732          1,966                           26,698
Signage rent                                                  2,137             --                            2,137
Investment income                                            13,271             --                           13,271
Other income                                                  1,135            188                            1,323
                                                          ---------      ---------      ---------         ---------
Total revenues                                              230,323         13,154            416           243,893
                                                          ---------      ---------      ---------         ---------
EXPENSES

Operating expenses including $4,644 to affiliates            54,644          5,282                           59,926
Real estate taxes                                            28,850          1,945                           30,795
Ground rent                                                  12,660                                          12,660
Interest                                                     40,431                         5,776(D)         46,207
Depreciation and amortization                                32,511                         2,112(E)         34,623
Marketing, general and administrative                        11,561                                          11,561
                                                          ---------      ---------      ---------         ---------
Total expenses                                              180,657          7,227          7,888           195,772
                                                          ---------      ---------      ---------         ---------
Income before equity in net income
   from affiliates, equity in net income of
   unconsolidated joint ventures, gain
   on sale, minority interest and
   extraordinary items                                       49,666          5,927         (7,472)           48,121
Equity in net income from affiliates                            378                                             378
Equity in net income of unconsolidated joint ventures         3,108                                           3,108
Equity in net gain on sale of joint venture property          6,025                                           6,025
Gain on sale of rental property/preferred
   investment                                                35,391                                          35,391
Minority interest                                            (7,430)          (510)           643 (F)        (7,297)
Extraordinary items, net of minority
  interest of $81                                              (921)                                           (921)
                                                          ---------      ---------      ---------         ---------
Net income                                                   86,217          5,417         (6,829)           84,805
Preferred stock dividends                                    (9,200)                                         (9,200)
Preferred stock accretion                                      (426)                                           (426)
                                                          ---------      ---------      ---------         ---------
Net income available to common shareholders               $  76,591      $   5,417      $  (6,829)        $  75,179
                                                          =========      =========      =========         =========

BASIC EARNINGS PER SHARE:(G)
Net income before gain on sale and extraordinary item     $    1.48                                       $    1.42
Gain on sales                                                  1.70                                            1.70
Extraordinary item                                            (0.04)                                          (0.04)
                                                          ---------                                       ---------
Net income                                                $    3.14                                       $    3.08
                                                          =========                                       =========

DILUTED EARNINGS PER SHARE:(G)
Net income before gain on sale and extraordinary item     $    1.66                                       $    1.62
Gain on sales                                                  1.30                                            1.30
Extraordinary item                                            (0.03)                                          (0.03)
                                                          ---------                                       ---------
Net income                                                $    2.93                                       $    2.89
                                                          =========                                       =========
Basic weighted average common shares outstanding             24,373                                          24,373
                                                          =========                                       =========

Diluted weighted average common shares and
  common share equivalents outstanding                       31,818                                          31,818
                                                          =========                                       =========

The accompanying notes are an integral part of these pro forma financial statements


                                       F6

                              SL GREEN REALTY CORP.
                               THREE MONTHS ENDED
                                 MARCH 31, 2001
                                   (UNAUDITED)

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A) To reflect the consolidated balance sheet of SL Green Realty Corp. as reported on Form 10-Q at March 31, 2001.

(B) To reflect the June 7, 2001 purchase price allocation for the Company's acquisition of the property located at 317 Madison Avenue as of March 31, 2001 for $105.6 million. There was no independent valuation performed on this property. The purchase was financed through the Company's revolving credit facility.

                NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT
                        THREE MONTHS ENDED MARCH 31, 2001

(A) To reflect the consolidated statement of income of SL Green Realty Corp. for the three month period ended March 31, 2001 as reported on the Company's Quarterly Report on Form 10-Q.

(B) To reflect the historical operations of 317 Madison Avenue for the three months ended March 31, 2001.

(C) Rental income from 317 Madison Avenue adjusted to reflect straight line amounts commencing as of January 1, 2000.

(D) To reflect the interest expense for borrowings under the Company's revolving credit facility ($105.6 million at 5.47%).

(E) To reflect straight line depreciation for 317 Madison Avenue based on an estimated useful life of 40 years.

(F) To reflect the minority shareholders interest of 8.5% in the operating partnership.

(G) Basic income per common share is calculated based on 24,639 weighted average common shares outstanding and diluted income per common share is calculated based on 27,403 weighted average common shares and common share equivalents outstanding.

                NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT
                          YEAR ENDED DECEMBER 31, 2000

(A) To reflect the consolidated statement of income of SL Green Realty Corp. for the year ended December 31, 2000 as reported on the Company's Annual Report on Form 10-K

(B) To reflect the historical operations of 317 Madison Avenue for the year ended December 31, 2000.

(C) Rental income from 317 Madison Avenue adjusted to reflect straight line amounts as of January 1, 2000.

(D) To reflect the interest expense for borrowings under the Company's revolving credit facility ($105.6 million at 5.47%).

(E) To reflect straight line depreciation for 317 Madison Avenue based on an estimated useful life of 40 years.

(F) To reflect the minority shareholders interest of 8.6% in the operating partnership.

(G) Basic income per common share is calculated based on 24,373 weighted average common shares outstanding and diluted income per common share is calculated based on 31,818 weighted average common shares and common share equivalents outstanding.

                                       F7

                         Report of Independent Auditors

To the Board of Directors of
SL Green Realty Corp.

We have audited the statement of revenues and certain expenses of the property located at 317 Madison Avenue, as described in Note 1, for the year ended December 31, 2000. The statement of revenues and certain expenses is the responsibility of management of the Property. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.



                                               /s/ Ernst & Young LLP
                                              --------------------------


New York, New York
June 20, 2001

                                       F8

                               317 Madison Avenue
                   Statements of Revenues and Certain Expenses
                             (Dollars in thousands)
                                     Note 1


                                                YEAR ENDED       THREE MONTHS
                                               DECEMBER 31,     ENDED MARCH 31,
                                                   2000              2001
                                              ---------------  -----------------
                                                                  (Unaudited)
Revenues
     Rental revenue                               $11,000        $ 2,856
     Escalations and reimbursement revenue          1,966            499
     Other income                                     188             43
                                                  -------        -------
Total revenues                                     13,154          3,398
                                                  -------        -------

Certain Expenses
     Property taxes                                 1,945            473
     Utilities                                      1,592            378
     Cleaning and service contracts                 1,407            352
     Payroll and expenses                             472            129
     Management fees (Note 5)                         573            145
     Repairs and maintenance                          762            150
     Professional fees                                146             14
     Insurance                                         85             24
     Other operating expenses                         245             24
                                                  -------        -------
Total certain expenses                              7,227          1,689
                                                  -------        -------

Revenues in excess of certain expenses            $ 5,927        $ 1,709
                                                  =======        =======




SEE ACCOMPANYING NOTES.

                                       F9

                               317 Madison Avenue
              Notes to Statements of Revenues and Certain Expenses
                             (Dollars in thousands)
                      For the year ended December 31, 2000


1.   BASIS OF PRESENTATION

Presented herein is the statement of revenues and certain expenses related to the operations of the property, located at 317 Madison Avenue, located in the Grand Central South sub-market, in the borough of Manhattan in New York City, (the "Property"). On June 7, 2001, SL Green Realty Corp. (the "Company") acquired the Property, for an aggregate purchase price of approximately $105,600.

The accompanying statement of revenues and certain expenses has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the statement of revenues and certain expenses excludes certain revenues and expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Property. Items excluded consist of amortization and depreciation, interest expense, interest income on the general partner's level, professional fees that relate to the Partnership that owned the Property and the interest rate swap related to the loan.

2.   USE OF ESTIMATES

The preparation of statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.   REVENUE RECOGNITION

The Property is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts due pursuant to the underlying leases over amounts recognized for the year ended December 31, 2000 and the three months ended March 31, 2001, amounted to approximately $125 and $5 (unaudited), respectively.

4.   CONCENTRATION OF REVENUE

There are no tenants that comprise more than 10% of the Property's rental revenue for the year ended December 31, 2000 and for the three months ended March 31, 2001, respectively.

5.   MANAGEMENT AGREEMENTS AND RELATED PARTY TRANSACTIONS

Until June 6, 2001, Williamson, Picket, Gross, Inc. managed the Property. The management fees were based on 1.5% of gross rents collected, as defined in the agreement. The fee incurred for managing the Property for the year ended December 31, 2000 and the three months ended March 31, 2001 was approximately $189 and $48 (unaudited), respectively.

                                       F10

                               317 Madison Avenue
        Notes to Statements of Revenues and Certain Expenses (continued)
                             (Dollars in thousands)

5.   MANAGEMENT AGREEMENTS AND RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to a separate agreement, the general partner performs supervisory and administrative services for an annual compensation of 3% of rent income, as defined in the agreement. The fee incurred for the year ended December 31, 2000 and the three months ended March 31, 2001 was approximately $384 and $97 (unaudited), respectively, and is included in management fees on the statement of revenues and certain expenses.

An affiliate of the prior owner occupies an office in the Property, free of rent.

6.   LEASE AGREEMENTS

The Property is being leased to tenants under operating leases with term expiration dates ranging from 2001 to 2010. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 2000 (exclusive of renewal option periods) are as follows:

                  2001                    $ 11,379
                  2002                      10,698
                  2003                      10,045
                  2004                       8,300
                  2005                       6,404
                  Thereafter                10,690
                                          --------
                                          $ 57,516

7.    BENEFIT PLANS

The building employees are covered by multi-employer defined benefit pension funds and post-retirement health and welfare plans. Contributions to these plans amounted to $74 and $21 (unaudited) during the year ended December 31, 2000 and the three months ended March 31, 2001, respectively. Separate actuarial information regarding such plans, is not made available to the contributing employers by the union administrators or trustees, since the plans do not maintain separate records for each reporting unit.

8.    INTERIM UNAUDITED FINANCIAL INFORMATION

The financial statement for the three months ended March 31, 2001 is unaudited, however, in the opinion of management all adjustments (consisting solely of normal recurring adjustments), necessary for a fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.



                                       F11